                                                                   Annual Report
[LOGO] MFS(SM)                                                    for Year Ended
INVESTMENT MANAGEMENT                                          November 30, 1997




MFS(R) EMERGING GROWTH FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  8
Tax Form Summary ..........................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 34
Independent Auditors' Report .............................................. 43
The MFS Family of Funds(R) ................................................ 44
Trustees and Officers ..................................................... 45

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 18.66%, CLASS B SHARES 17.78%, CLASS C SHARES 17.81%, AND CLASS I SHARES 20.24%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o ALTHOUGH 1997 WAS A DIFFICULT YEAR, WITH BOTH FASTER-GROWING AND SMALL COMPANIES OUT OF FAVOR DUE TO THE NEGATIVE IMPACT OF THE ASIAN CRISIS, THE FUND HAS PERFORMED RELATIVELY WELL COMPARED TO SOME OF ITS COMPETITORS.

o THE TECHNOLOGY SECTOR CONTINUES TO BENEFIT THE FUND, AS COUNTRIES AROUND THE WORLD, INCLUDING THOSE IN ASIA, HAVE BEEN FORCED TO KEEP SPENDING ON TECHNOLOGY IN ORDER TO LOWER COSTS AND BECOME MORE COMPETITIVE.

o MANY OF THE COMPANIES IN THE PORTFOLIO ARE INVOLVED IN THE FASTEST-GROWING, MOST-DYNAMIC SEGMENTS OF THE ECONOMY AND, AS A RESULT, HAVE HELPED THE FUND MAINTAIN AN AVERAGE EARNINGS GROWTH RATE OF APPROXIMATELY 25% IN SPITE OF ITS GROWTH IN ASSETS.

NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of John W. Ballen]
      John W. Ballen

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of 18.66%, Class B shares 17.78%, Class C shares 17.81%, and Class I shares 20.24%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 28.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 23.48% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. WHY DO YOU THINK THE FUND UNDERPERFORMED ITS BENCHMARK INDICES OVER THE PAST YEAR?
A. It was a very difficult beginning of the year, with both faster-growing and small companies very much out of favor. When investors can make over 20% in the S&P 500, they don't see a reason to worry about other companies, despite their faster growth rates. During the summer, we had a big rally in small companies, and the Fund was actually ahead of all the indices by early September. But then the Asian crisis started, setting up another difficult time for small companies, and they've really retreated recently. The Fund has actually done pretty well relative to some of our well-known mutual fund competitors, but we are trailing both the S&P 500 and the Russell 2000.

Q. IN YOUR LAST REPORT, TECHNOLOGY WAS THE LARGEST SECTOR IN THE FUND. HAS THAT CHANGED? WHY DO YOU STILL FIND THIS SECTOR ATTRACTIVE?
A. We've had some really good performance from several of these stocks, including Computer Associates, Compuware, SAP, Cisco Systems, Microsoft, and BMC Software. The world, including the United States, needs technology in order to lower costs and become more competitive. Even in Asia, where they're having difficulty, companies have to keep spending on technology or they're going to lose their competitive edge. In fact, as more companies put in new technology, it puts pressure on all the other players to do the same thing. Overseas companies have been investing in technology to keep up with U.S. companies, because if they don't they'll be out of business. The cost savings are just too huge for companies that have been reducing their costs through technology.

Q. HOWEVER, THE FUND'S LARGEST HOLDING IS NOT A TECHNOLOGY COMPANY; IT'S HFS. COULD YOU TALK ABOUT THAT COMPANY?
A. HFS' stock has underperformed, even though the company has hit every target, and it's representative of why the Fund hasn't performed better. The company has grown its earnings over 30% during the past year, and we think that earnings growth rate will continue. However, it's trading at a price-to-earnings multiple that's about even with the market's, and the multiple has contracted all year. It started the year trading at a multiple in the high 20s; now it's down to 20. We still like the company. It has a very consistent strategy of owning companies that are royalty-based franchisers, and it doesn't own its assets, so both its return on equity and earnings growth are very high. I think it's been very careful in terms of its acquisitions.

Q. FOR THE PAST FEW YEARS, THE SMALLER-COMPANY STOCKS HAVE UNDERPERFORMED THE LARGER COMPANIES IN THE S&P 500. DO
   YOU SEE THAT CHANGING?
A. I think it will. The valuations have come down quite a bit, so I think the small companies will come back at some point. But, first, I think we have to get past all this concern about Asia.

Q. SPEAKING OF ASIA, HOW HAS THE TURMOIL THERE AFFECTED THE FUND?
A. Not too much. Many of our companies are domestically focused, but some of the technology companies are starting to see an impact. Still, corporate earnings in the United States are very strong, and earnings in Europe are starting to accelerate. I think that will help offset a lot of the Asian impact. I am cognizant of what's going on there, but it hasn't really altered the focus of the Fund.

Q. HOW HAS THE FUND BEEN ABLE TO MAINTAIN ITS FOCUS ON GROWTH IN SPITE OF ITS SIZE?
A. It's been able to do so because the fundamentals are powerful for so many companies. Many of them are involved in the fastest-growing, most-dynamic segments of the economy and, as a result, they've helped us maintain the Fund's average earnings growth rate at about 25%. There's been no change in that rate over the past four years, despite the Fund's growth in assets.

Q. COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Health care has been tough. Companies like United Healthcare, Oxford Health Plans, and PacifiCare Health Systems have come down a lot, with improvements in their pricing structures taking longer to implement than we thought. We initially thought it would take about a year for these companies to get pricing more in line with costs; now it looks more like two years. They are getting the higher prices, but this year costs went up as well. That was unexpected. Next year I think prices will go up more than costs, so profit margins should improve. In other sectors, U.S. Office Products is down over 10% this year but, again, the company has beaten every one of its estimates. Such is the case with Republic Industries and many of the other fast-growing companies we own in the Fund.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE FOR THE COMING YEAR, AND HOW MIGHT THIS AFFECT YOUR MANAGEMENT OF THE FUND?
A. We expect to see more downsizing and restructuring, both in the United
   States and abroad, and we're trying to find companies that can capitalize on that. Because of the Fund's bottom-up, stock-oriented approach, we don't spend a lot of time looking at the economic environment. However, we expect to see the overall trend of corporate earnings growth continue, though perhaps at a slightly slower pace. Corporate earnings in general have been growing at a 10% to 20% annual rate, and we anticipate earnings growth in the 10% to 15% range for 1998. Again, much of this is a direct result of restructuring and cost containment, helped by the increasing use of technology, which is making companies more productive and competitive in global markets. We think this pattern should continue in spite of what's happening in the equity markets.

/s/ John W. Ballen

    John W. Ballen
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   JOHN W. BALLEN BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST IN 1984 AND WAS PROMOTED TO INVESTMENT OFFICER IN 1986, VICE PRESIDENT -- INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, AND EXECUTIVE VICE PRESIDENT IN 1997. A GRADUATE OF HARVARD COLLEGE, THE UNIVERSITY OF NEW SOUTH WALES, AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE HAS MANAGED MFS(R) EMERGING GROWTH FUND SINCE ITS INCEPTION IN 1986.

FUND FACTS

  OBJECTIVE:                   THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE
                               LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF INVESTMENT OPERATIONS: DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A   SEPTEMBER 13, 1993
                               CLASS B   DECEMBER 29, 1986
                               CLASS C   APRIL 1, 1996
                               CLASS I   JANUARY 2, 1997

  SIZE:                        $9.4 BILLION NET ASSETS AS OF NOVEMBER 30, 1997


PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Emerging Growth Fund -- Class B shares in comparison to various market indicators. Class B share performance results do not reflect the deduction of the contingent deferred sales charge (CDSC); benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1997)

                MFS            S&P         Russell
              Emerging         500           2000          Consumer
            Growth Fund -   Composite    Total Return       Price
               Class B        Index          Index       Index - U.S.
            -------------   ---------    ------------    ------------
 Period         Market        Market         Market         Market
  End           Value          Value          Value          Value
--------    -------------   ---------    ------------    ------------
11/30/92       $10,000       $10,000       $10,000         $10,000
11/30/93        11,936        11,010        11,897          10,268
11/30/94        12,916        11,125        11,765          10,542
11/30/95        18,714        15,239        15,116          10,813
11/30/96        22,181        19,485        17,613          11,169
11/30/97        26,124        25,041        21,735          11,409

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1997)

                MFS            S&P         Russell
              Emerging         500           2000          Consumer
            Growth Fund -   Composite    Total Return       Price
               Class B        Index          Index       Index - U.S.
            -------------   ---------    ------------    ------------
 Period         Market        Market         Market         Market
  End           Value          Value          Value          Value
--------    -------------   ---------    ------------    ------------
11/30/87       $10,000       $10,000       $10,000         $10,000
11/30/89        15,473        16,136        15,622          10,904
11/29/91        24,286        18,745        17,072          11,934
11/30/93        37,464        24,450        25,146          12,627
11/30/95        58,740        33,843        31,949          13,298
11/28/97        81,999        55,611        45,938          14,030

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class A)
  including 5.75% sales charge (SEC results)                +11.86%      +24.97%      +20.56%      +23.10%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class A)
  at net asset value                                        +18.66%      +27.46%      +21.99%      +23.83%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class B)
  with CDSC (SEC results)                                   +13.78%      +25.84%      +20.99%      +23.42%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class B)
  at net asset value                                        +17.78%      +26.47%      +21.17%      +23.42%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class C)
  with CDSC (SEC results)                                   +16.81%      +26.48%      +21.18%      +23.42%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class C)
  at net asset value                                        +17.81%      +26.48%      +21.18%      +23.42%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund (Class I)
  at net asset value                                        +20.24%      +27.34%      +21.68%      +23.67%
------------------------------------------------------------------------------------------------------------
Average mid-cap fund*                                       +17.72%      +22.54%      +15.86%      +17.66%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                      +28.60%      +31.05%      +20.15%      +18.72%
------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index+                            +23.48%      +22.70%      +16.80%      +16.47%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                  +     2.15%  +     2.67%  +     2.67%  +     3.44%
------------------------------------------------------------------------------------------------------------
*  Source: Lipper Analytical Services, Inc.
+  Source: CDA/Wiesenberger.
#  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class
B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class
B shares, have higher annual fees and expenses than Class A shares. Class
C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

COMPUTER ASSOCIATES INTERNATIONAL, INC.               UNITED HEALTHCARE CORP.
Computer software company                             Health maintenance organization

HFS, INC.                                             COMPUWARE CORP.
Franchiser of hotels and real estate companies        Computer software company

ORACLE SYSTEMS CORP.                                  BMC SOFTWARE, INC.
Developer and manufacturer of database                Computer software company
software
                                                      MICROSOFT CORP.
CISCO SYSTEMS, INC.                                   Computer software and systems company
Computer network developer
                                                      CADENCE DESIGN SYSTEMS, INC.
TYCO INTERNATIONAL LTD.                               Computer software and systems company
Manufacturer of fire protection, packaging,
and electronic equipment

LARGEST SECTORS

Technology                                             39.0%
Miscellaneous
  (Conglomerates, special products/services)           15.7%
Leisure                                                13.9%
Other Sectors                                          12.0%
Health Care                                            10.6%
Retailing                                               8.8%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED NOVEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 36.99%.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $67,418,888 AS A LONG-TERM CAPITAL GAIN.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Stocks - 98.1%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%
  Advertising - 0.4%
    Lamar Advertising Co., "A"*                      105,000     $    3,228,750
    Leap Group, Inc.*                                150,000            262,500
    Outdoor Systems, Inc.*                           525,638         16,229,058
    Snyder Communications, Inc.*                     180,000          6,108,750
    Universal Outdoor Holdings, Inc.*                282,300         12,597,637
                                                                 --------------
                                                                 $   38,426,695
-------------------------------------------------------------------------------
  Aerospace - 0.1%
    Howmet International, Inc.*                      450,500     $    6,870,125
-------------------------------------------------------------------------------
  Airlines - 0.1%
    Airnet Systems, Inc.*                            200,000     $    4,050,000
    Atlas Air, Inc.*                                 310,000          8,176,250
                                                                 --------------
                                                                 $   12,226,250
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                           417,316     $   11,345,779
    Polo Ralph Lauren Corp.*                          78,000          2,106,000
    Tefron Ltd.*                                      28,500            598,500
                                                                 --------------
                                                                 $   14,050,279
-------------------------------------------------------------------------------
  Automotive - 0.1%
    APS Holding Corp., "A"*                          144,000     $      549,000
    Avis Rent A Car, Inc.*                           110,400          3,705,300
    Dura Automotive Systems, Inc.*                    53,400          1,408,425
    Group 1 Automotive, Inc.*                         22,900            221,844
    Hayes Wheels International, Inc.*                 40,000          1,195,000
    United Auto Group, Inc.*                          21,400            300,937
                                                                 --------------
                                                                 $    7,380,506
-------------------------------------------------------------------------------
  Biotechnology - 0.2%
    IDEXX Laboratories, Inc.*                         10,000     $      159,375
    Waters Corp.*                                    355,000         15,198,438
                                                                 --------------
                                                                 $   15,357,813
-------------------------------------------------------------------------------
  Building - 0.1%
    Comfort Systems USA, Inc.*                        49,000     $      833,000
    Dayton Superior Corp.++*                         265,000          4,505,000
    Group Maintenance America Corp.*                 150,000          2,100,000
                                                                 --------------
                                                                 $    7,438,000
-------------------------------------------------------------------------------
  Business Machines - 0.6%
    Affiliated Computer Services, Inc., "A"*       1,084,900     $   25,359,537
    Sun Microsystems, Inc.*                          911,900         32,828,400
                                                                 --------------
                                                                 $   58,187,937
-------------------------------------------------------------------------------
  Business Services - 8.8%
    A Consulting Team, Inc.*                          25,000     $      256,250
    AccuStaff, Inc.*                               4,728,300        139,780,369
    Administaff, Inc.*                                31,600            703,100
    AFC Cable Systems, Inc.*                          81,250          2,173,438
    Affiliated Managers Group, Inc.*                  54,300          1,357,500
    At Home Corp.*                                    20,900            431,063
    BDM International, Inc.*                         536,300         15,686,775
    BISYS Group, Inc.*                               422,500         13,520,000
    Bridgestreet Accomodations, Inc.*                 42,600            447,300
    Bright Horizons, Inc.*                            19,600            311,150
    Caribiner International, Inc.*                    56,400          2,393,475
    Ceridian Corp.*                                  131,300          5,760,787
    C.H. Robinson Worldwide, Inc.*                    43,500            913,500
    Claremont Technology Group, Inc.*                 53,400            981,225
    Computer Sciences Corp.*                         267,400         21,174,737
    Corestaff, Inc.*                               1,189,300         31,962,437
    Cornell Corrections, Inc.*                       244,300          4,275,250
    CorporateFamily Solutions, Inc.*                  21,200            355,100
    CUC International, Inc.*                       7,536,112        216,663,220
    Data Processing Corp.*                           229,000          5,295,625
    Dendrite International, Inc.*                    155,400          2,952,600
    Dental Care Alliance, Inc.*                       60,000            675,000
    Donnelley Enterprise Solutions, Inc.*             57,400            473,550
    DST Systems, Inc.*                               297,850         11,039,066
    Employee Solutions, Inc.*                        813,200          4,472,600
    F.Y.I., Inc.*                                    333,400          7,918,250
    Fine Host Corp.*                                 226,500          6,639,281
    First Data Corp.                               2,469,304         69,912,169
    Fiserv, Inc.*                                    331,143         16,060,435
    Forrester Research, Inc.*                         21,000            488,250
    Franklin Covey Co.*                              466,900          9,892,444
    Galileo International, Inc.                      192,000          5,148,000
    Global Directmail Corp.*                         348,300          6,269,400
    Hagler Bailly, Inc.*                              72,000          1,453,500
    Hall Kinion & Associates, Inc.*                   15,600            278,850
    ICT Group, Inc.*                                 300,000          1,275,000
    Ikon Office Solutions, Inc.                    2,140,000         65,136,250
    Innova Corp.*                                     12,500            218,750
    Innovative Valve Technologies*                    66,500          1,130,500
    Insight Enterprises, Inc.*                       300,000         11,625,000
    Intelliquest Information Group*                   53,800            800,275
    Interim Services, Inc.*                        1,131,600         32,038,425
    International Network Services*                   86,000          1,548,000
    ITT Educational Services, Inc.*                  167,000          3,507,000
    Labor Ready, Inc.*                                75,000          1,668,750
    Lamalie Associates, Inc.*                          5,700            105,450
    Learning Tree International, Inc.*                71,550          1,779,806
    Maximus, Inc.*                                    31,000            747,875
    May & Speh, Inc.*                                 80,000          1,080,000
    Mecon, Inc.*                                      33,600            224,700
    Medquist, Inc.*                                  168,750          4,387,500
    Mettler Toledo International, Inc.*              171,000          3,056,625
    MoneyGram Payment Systems, Inc.*                 110,000          1,416,250
    National Data Corp.                               70,700          2,501,012
    National Processing, Inc.*                       220,900          2,291,837
    NCO Group, Inc.*                                  37,300          1,412,738
    NOVA Corp.*                                       22,700            607,225
    Outsource International, Inc.*                   151,900          2,031,663
    Pegasus Systems, Inc.*                            24,400            433,100
    PIA Merchandising Services, Inc.*                 35,500            248,500
    Pierce Leahy Corp.*                               53,800          1,311,375
    PMT Services, Inc.*                               47,500            748,125
    Precision Response Corp.*                        100,000            756,250
    PRT Group, Inc.*                                 103,600          1,385,650
    Radiant Systems, Inc.*                           181,500          3,584,625
    RCM Technologies, Inc.*                           81,000          1,270,688
    Registry, Inc.*                                   53,760          2,368,800
    RemedyTemp, Inc.*                                 80,000          1,880,000
    Romac International, Inc.*                       120,200          2,343,900
    Rural/Metro Corp.*                               262,700          8,915,381
    Sabre Group Holding, Inc., "A"*                   22,300            574,225
    Securacom, Inc.*                                  89,000            923,375
    Service Experts, Inc.*                           182,100          4,950,844
    Sitel Corp.*                                     276,400          2,573,975
    SPR, Inc.*                                        22,000            349,250
    SPS Transaction Services, Inc.*                  558,245         12,037,158
    Staff Leasing, Inc.*                              69,800          1,553,050
    Superior Services, Inc.*                         110,700          2,615,287
    Syntel, Inc.*                                     85,000            961,563
    Technology Solutions Co.*                         66,000          2,037,750
    TeleSpectrum Worldwide, Inc.*                  1,123,000          4,351,625
    TeleTech Holdings, Inc.*                         194,500          2,066,563
    Transaction System Architects, Inc., "A"*        222,800          8,640,462
    U.S.A. Floral Products, Inc.*                     43,000            655,750
    UBICS, Inc.*                                     110,000          1,608,750
    Vestcom International, Inc.*                      72,100          1,460,025
    Walsh International, Inc.*                        47,500            427,500
    Waterlink, Inc.*                                 225,000          4,218,750
    Wesley Jessen VisionCare, Inc.*                  125,000          3,843,750
                                                                 --------------
                                                                 $  829,802,373
-------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.*                             182,700     $    1,804,163
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.7%
    Autodesk, Inc.                                 1,389,437     $   53,406,485
    Dell Computer Corp.*                             110,000          9,260,625
    Electronic Arts, Inc.*                           168,200          5,634,700
    HNC Software, Inc.*                               15,600            491,400
    Imnet Systems, Inc.*                              30,000            493,125
    InterSolv, Inc.*                                 135,500          2,159,531
    McAfee Associates, Inc.*                          26,271          1,201,898
    Microprose, Inc.*                                 49,100            233,225
    Microsoft Corp.*                               1,925,000        272,387,500
    Quality Systems, Inc.*                            90,000            652,500
    Security Dynamics Technologies, Inc.*             99,000          3,366,000
                                                                 --------------
                                                                 $  349,286,989
-------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Best Software, Inc.*                              44,000     $      456,500
    Box Hill Systems Corp.*                           61,400            717,612
    Cognicase, Inc.*                                  20,600            195,700
    Concord Communications, Inc.*                     18,000            393,750
    Ingram Micro, Inc.*                              162,900          4,937,906
    Omega Research, Inc.*                             25,200            129,150
    Real Networks, Inc.*                              17,500            269,063
                                                                 --------------
                                                                 $    7,099,681
-------------------------------------------------------------------------------
  Computer Software - Systems - 22.8%
    Adobe Systems, Inc.                              757,250     $   31,804,500
    Aehr Test Systems*                                57,500            524,687
    Alphanet Solutions, Inc.*                        175,000          2,253,125
    Applix, Inc.*                                     48,000            267,000
    Aris Corp.*                                       26,900            655,687
    Aspen Technology, Inc.*                          220,900          8,421,812
    Astea International, Inc.*                        22,000             50,875
    Axiom, Inc.*                                      70,000            420,000
    Baan Co.*                                          6,762            483,483
    BMC Software, Inc.*                            4,325,530        280,618,759
    Cadence Design Systems, Inc.++*               10,575,070        267,020,517
    Carnegie Group, Inc.*                            150,000            656,250
    CCC Information Services Group, Inc.*            260,000          4,940,000
    Clarify, Inc.*                                    25,000            268,750
    Compaq Computer Corp.*                           442,000         27,597,375
    Computer Associates International, Inc.       11,198,700        583,032,319
    Compuware Corp.*                               8,126,896        283,933,429
    Cotelligent Group, Inc.*                         284,100          5,468,925
    CSG Systems International, Inc.*                  15,000            555,000
    Desktop Data, Inc.*                               15,400            122,719
    Edify Corp.*                                      19,900            335,813
    Edwards (J.D.) & Co.*                             50,000          1,712,500
    Engineering Animation, Inc.*                      22,000          1,017,500
    Factset Research Systems, Inc.*                   29,000            732,250
    Great Plains Software, Inc.*                      12,800            288,000
    Helisys, Inc.*                                    50,000             37,500
    HMT Technology Corp.*                             50,000            656,250
    Information Management Associates, Inc.*          40,000            415,000
    Information Management Resources, Inc.*          160,200          4,155,187
    Intelligroup, Inc.*                               25,000            462,500
    Isocor*                                           53,000            129,188
    Keane, Inc.*                                     400,000         12,675,000
    Larscom, Inc.*                                   150,000          1,575,000
    Learning Co., Inc.*                              390,000          7,068,750
    LHS Group, Inc.*                                  10,000            430,000
    Mastech Corp.*                                    10,000            292,500
    Metromail Corp.*                                  40,000            715,000
    Objective Systems Integrators, Inc.*              38,500            370,563
    Oracle Systems Corp.*                         13,404,950        446,552,397
    Peritus Software Services, Inc.*                  14,000            239,750
    Programmers Paradise, Inc.*                       70,000            700,000
    PSW Technologies, Inc.*                           62,500          1,062,500
    Radisys Corp.*                                    55,000          2,461,250
    Rational Software Corp.*                         167,200          1,692,900
    Remedy Corp.*                                     41,400          1,806,075
    SCM Microsystems, Inc.*                           54,600          1,417,894
    Scopus Technology++*                           1,068,400         12,820,800
    Siebel Systems, Inc.*                              2,627            109,349
    Simulation Sciences, Inc.*                       178,200          3,218,737
    TSI International Software Ltd.*                  43,500            440,438
    Sybase, Inc.*                                    680,689          9,529,646
    Synopsys, Inc.*                                1,876,594         77,174,928
    System Software Associates, Inc.++*            2,367,251         31,366,076
    Techforce Corp.*                                  50,000            350,000
    Ultradata Corp.*                                  40,000            140,000
    USCS International, Inc.*                        525,000          9,975,000
    Veritas Software Co.*                             13,130            574,005
    Versatility, Inc.*                                37,000            211,594
    Whittman-Hart, Inc.*                             190,000          6,222,500
    Xionics Document Technologies, Inc.*             114,500          1,603,000
                                                                 --------------
                                                                 $2,141,832,552
-------------------------------------------------------------------------------
  Construction Services
    American Residential Services, Inc.*              78,000     $    1,062,750
    Shaw Group, Inc.*                                139,400          3,397,875
                                                                 --------------
                                                                 $    4,460,625
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Blyth Industries, Inc.*                          335,000     $    8,605,312
    Capital Senior Living Corp.*                     358,000          4,631,625
    Carson, Inc., "A"*                               132,100          1,073,313
    Childtime Learning Centers, Inc.*                 25,000            350,000
    Cole National Corp.*                              47,100          1,624,950
    Hertz Corp., "A"                                  39,200          1,545,950
    Industrial Distribution Group, Inc.*              15,150            292,584
    Ivex Packaging Corp.*                             67,800          1,356,000
    Mac-Gray Corp.*                                   37,400            551,650
    Meta Group, Inc.*                                 12,500            249,219
    N2K, Inc.*                                        20,300            395,850
    Novel Denim Holdings Ltd.*                        34,000            773,500
    Pameco Corp.*                                     42,500            664,063
    Silgan Holdings, Inc.*                            85,200          2,960,700
    Swisher International Group, Inc., "A"*          210,000          3,255,000
    Ticketmaster Group, Inc.*                        105,000          2,362,500
    Tyco International Ltd.                        9,794,488        384,433,654
    U.S. Rentals, Inc.*                              145,000          3,724,687
                                                                 --------------
                                                                 $  418,850,557
-------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    AVX Corp.                                         70,000     $    1,885,625
    Barnett, Inc.*                                   100,000          2,037,500
    Comdial Corp.*                                     5,000             52,500
    CP Clare Corp.*                                  180,000          2,407,500
    JPM Co.*                                         160,000          3,920,000
    Micrel, Inc.*                                     59,600          2,063,650
    Westinghouse Electric Corp.                      513,721         15,411,630
                                                                 --------------
                                                                 $   27,778,405
-------------------------------------------------------------------------------
  Electronics - 3.3%
    Actel Corp.*                                      40,000     $      590,000
    ADE Corp.*                                        65,300          1,469,250
    Altera Corp.*                                  2,601,200        121,768,675
    Analog Devices, Inc.*                            970,000         30,433,750
    Asia Electronics Holding, Inc.*                  143,600          1,077,000
    Atmel Corp.*                                     861,000         19,318,687
    Blonder Tongue Laboratories, Inc.*                52,500            748,125
    Burr Brown*                                      597,450         18,072,862
    International Manufacturing Services, Inc.*       43,500            440,438
    Lattice Semiconductor Corp.*                      25,000          1,410,938
    Linear Technology Corp.                          376,900         24,262,937
    LSI Logic Corp.*                                 810,700         18,848,775
    Maxim Integrated Products, Inc.*                 135,900          9,394,087
    Micro Linear Corp.*                              198,000          1,509,750
    Novellus Systems, Inc.*                          197,470          7,429,809
    Oak Technology, Inc.*                            400,000          3,300,000
    Optek Technology, Inc.*                           15,000            288,750
    Peak International Ltd.*                          77,100          1,705,838
    Sawtek, Inc.*                                     15,000            436,875
    Sony Corp.                                        10,000            835,000
    Speedfam International, Inc.*                     20,000            512,500
    Stoneridge, Inc.*                                 65,100          1,094,494
    Teradyne, Inc.*                                  219,700          7,208,906
    Triumph Group, Inc.*                              16,000            519,000
    Ultrak, Inc.*                                     18,000            201,375
    Xilinx, Inc.*                                  1,124,782         38,875,278
                                                                 --------------
                                                                 $  311,753,099
-------------------------------------------------------------------------------
  Entertainment - 2.7%
    American Radio Systems Corp., "A"*               397,800     $   19,790,550
    Chartwell Leisure, Inc.*                         309,800          5,227,875
    Clear Channel Communications, Inc.*              745,991         50,540,890
    Cox Radio, Inc., "A"*                            259,500          8,790,562
    Gametech International, Inc.*                    175,000          1,925,000
    Gemstar International Group Ltd.*                 50,000          1,187,500
    Grand Casinos, Inc.*                              95,000          1,246,875
    Harrah's Entertainment, Inc.*                  1,453,302         29,156,871
    Hearst-Argyle Television, Inc.*                  421,700         12,334,725
    Jacor Communications, Inc., "A"*                 542,200         23,721,250
    LIN Television Corp.*                            699,200         37,494,600
    Macromedia, Inc.*                                 76,000            757,625
    Metro Networks, Inc.*                              7,500            229,688
    Premier Parks, Inc.*                              90,000          3,510,000
    Silverleaf Resorts, Inc.*                         54,000          1,120,500
    Sinclair Broadcast Group, Inc., "A"*              38,900          1,453,887
    Time Warner, Inc.                                735,000         42,813,750
    Travel Services International, Inc.*              10,900            234,350
    Univision Communications, Inc., "A"*              40,700          2,709,094
    Vistana, Inc.*                                   309,000          6,836,625
    West Coast Entertainment Corp.*                  605,000          1,020,938
                                                                 --------------
                                                                 $  252,103,155
-------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Advanta Corp., "B"                                13,000     $      349,375
    AmeriTrade Holding Corp., "A"*                    16,000            536,000
    ARM Financial Group, Inc., "A"                    10,000            203,125
    BA Merchants Services, Inc.*                     224,900          3,668,681
    CIT Group, Inc.*                                 230,000          6,986,250
    Consolidated Capital Corp.*                    1,924,700         39,576,644
    ContiFinancial Corp.*                             35,800            941,988
    Emergent Group, Inc.*                            140,000          1,855,000
    Firstplus Financial Group, Inc.*                 370,000         14,106,250
    Franchise Mortgage Acceptance Co.*               126,400          2,212,000
    Franklin Resources, Inc.                         573,750         51,565,781
    Harrington Financial Group, Inc.                  20,000            247,500
    Healthcare Financial Partners, Inc.*             165,000          5,445,000
    IMC Mortgage Co.*                                120,000          1,605,000
    Liberty Financial Cos., Inc.                     114,000          6,177,375
    Linc Capital, Inc.*                               20,000            305,000
    National Auto Credit, Inc.*                      525,700          3,482,762
    New Century Financial Corp.*                      42,000            551,250
    Paymentech, Inc.*                                281,900          4,369,450
    Schwab (Charles) Corp.                            37,500          1,446,094
    Southern Pacific Funding Corp.*                   77,000            952,875
                                                                 --------------
                                                                 $  146,583,400
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    American Italian Pasta Co.*                       58,000     $    1,370,250
    Beringer Wine Estates Holdings, "B"*              39,900          1,296,750
    International Home Foods, Inc.*                  127,200          3,052,800
    Rocky Mountain International Ltd.*                67,100            310,338
    Suiza Foods Corp.*                               258,700         15,053,106
                                                                 --------------
                                                                 $   21,083,244
-------------------------------------------------------------------------------
  Insurance - 0.6%
    CIGNA Corp.                                       30,000     $    5,017,500
    Compdent Corp.*                                  298,400          6,079,900
    Conseco, Inc.                                    480,000         22,350,000
    FPA Medical Management, Inc.*                    379,075          9,784,873
    Frontier Insurance Group, Inc.                   105,000          2,526,563
    Hartford Life, Inc., "A"                          70,500          2,705,437
    Inspire Insurance Solutions, Inc.*                15,000            285,000
    Nationwide Financial Services, Inc., "A"         108,400          3,705,925
                                                                 --------------
                                                                 $   52,455,198
-------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                      250,000     $    2,953,125
    JLK Direct Distribution, Inc., "A"*               17,000            483,438
                                                                 --------------
                                                                 $    3,436,563
-------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Arterial Vascular Engineering, Inc.*              24,800     $    1,373,300
    Boston Scientific Corp.*                         610,000         27,564,375
    Coast Dental Services, Inc.*                      50,000          1,212,500
    Kendle International, Inc.*                       85,000          1,306,875
    Matria Healthcare, Inc.*                         578,500          2,964,813
    Orthofix International N.V.*                     473,749          6,395,611
    Renex Corp.*                                     262,200          1,900,950
    Transition Systems, Inc.*                         46,000            960,250
    Uromed Corp.*                                     48,765            243,825
    Xomed Surgical Products, Inc.*                    25,000            515,625
    Young Innovations, Inc.*                          22,900            340,638
    Zoll Medical Corp.*                               90,000            618,750
                                                                 --------------
                                                                 $   45,397,512
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.8%
    Access Health, Inc.*                              37,500     $    1,115,625
    Advanced Health Corp.*                            17,000            232,688
    American Homepatient, Inc.*                      420,750          8,625,375
    American Oncology Resources, Inc.*               100,000          1,362,500
    Ameripath, Inc.*                                  36,000            603,000
    Applied Analytical Industries, Inc.*              10,000            123,750
    BioReliance Corp.*                                24,100            445,850
    BioSource International, Inc.*                   134,400            806,400
    Cardinal Health, Inc.                            329,490         24,958,867
    Carematrix Corp.*                                440,000         11,715,000
    Castle Dental Centers, Inc.*                      20,100            221,100
    Centennial Healthcare Corp.*                      17,500            370,781
    ClinTrials Research, Inc.*                        45,000            376,875
    Cohr, Inc.*                                       56,800            699,350
    Columbia/HCA Healthcare Corp.                    728,184         21,481,428
    Concentra Managed Care, Inc.*                     13,100            443,763
    Equimed, Inc.*                                    33,333            599,994
    Foundation Health Systems, Inc.*               1,293,609         36,301,903
    Genesis Health Ventures, Inc.*                   266,150          6,454,137
    Guidant Corp.                                    620,000         39,835,000
    HBO & Co.                                         79,200          3,554,100
    HCIA, Inc.*                                      565,000          6,780,000
    Health Management Associates, Inc., "A"*         312,750          7,662,375
    HEALTHSOUTH Corp.*                             2,659,587         69,814,159
    HPR, Inc.*                                        29,000            771,219
    ICU Medical, Inc.*                                50,000            550,000
    IDX Systems Corp.*                                21,300            639,000
    Integrated Health Services, Inc.               1,166,200         35,496,212
    Iridex Corp.*                                     14,000            136,500
    Kapson Senior Quarters Corp.*                    150,000          2,231,250
    Lincare Holdings, Inc.*                          146,900          8,263,125
    Mariner Health Group, Inc.++*                  1,664,200         24,130,900
    MedPartners, Inc.*                                35,765            885,184
    Medtronic, Inc.                                  210,000         10,027,500
    Mid Atlantic Medical Services, Inc.*           2,249,888         29,951,634
    Monarch Dental Corp.*                             16,800            232,050
    National Surgery Centers, Inc.*                   42,300          1,057,500
    NCS Healthcare, Inc.*                             36,200            963,825
    Ocular Sciences, Inc.*                            66,000          1,666,500
    Option Care, Inc.*                               105,000            459,375
    Orthalliance, Inc.*                               38,500            428,313
    Orthodontic Centers of America, Inc.++*        2,190,000         39,693,750
    Oxford Health Plans, Inc.*                     1,020,000         24,352,500
    PacifiCare Health Systems, Inc., "A"*            364,900         18,792,350
    PacifiCare Health Systems, Inc., "B"*            672,546         36,149,347
    Parexel International Corp.*                      39,000          1,345,500
    Pediatrix Medical Group*                          37,400          1,654,950
    Pharmaceutical Product Development, Inc.*         16,200            247,050
    Phymatrix Corp.*                                  98,200          1,411,625
    Physician Reliance Network, Inc.*                510,000          5,004,375
    Physician Sales and Service, Inc.*                42,000            955,500
    Physician Support Systems, Inc.*                  38,100            566,737
    Physicians Resource Group, Inc.*                 300,000          1,706,250
    Physio-Control International Corp.*              142,000          2,236,500
    Premier Research Worldwide Ltd.*                  16,500            129,938
    Priority Healthcare Corp.*                        24,700            385,938
    Quorum Health Group, Inc.*                        75,000          1,800,000
    Renal Care Group, Inc.*                           43,650          1,385,887
    Renal Treatment Centers, Inc.*                   855,302         28,492,248
    Schein (Henry), Inc.*                             14,350            505,837
    St. Jude Medical, Inc.*                        1,122,800         33,262,950
    Total Renal Care Holdings, Inc.*                 600,000         15,525,000
    Trigon Healthcare, Inc.*                         125,000          3,203,125
    United Dental Care, Inc.*                         20,000            257,500
    United Healthcare Corp.                        6,157,554        320,577,655
    United Payors & United Providers, Inc.*          170,000          3,060,000
    Vencor, Inc.*                                     18,000            436,500
    WellCare Management Group, Inc.*                  77,700            218,531
    Wellpoint Health Networks, Inc.*                 386,500         17,779,000
                                                                 --------------
                                                                 $  923,610,650
-------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    NS Group, Inc.*                                  450,000     $    8,437,500
-------------------------------------------------------------------------------
  Oil Services - 0.1%
    Bayard Drilling Tech, Inc.*                       20,000     $      367,500
    Dril-Quip, Inc.*                                  43,300          1,296,294
    Friede Goldman International, Inc.*               61,000          1,814,750
    IRI International Corp.*                         100,600          1,622,175
    Transcoastal Marine Services, Inc.*               70,000          1,365,000
                                                                 --------------
                                                                 $    6,465,719
-------------------------------------------------------------------------------
  Oils
    Santa Fe International Corp.                      80,000     $    3,355,000
-------------------------------------------------------------------------------
  Pollution Control - 2.1%
    Allied Waste Industries, Inc.*                   208,000     $    4,550,000
    Casella Waste Systems, Inc.*                      61,200          1,239,300
    Philip Services Corp.*                           183,300          2,898,431
    Republic Industries, Inc.+(+)*                 6,505,000        169,536,563
    U.S.A. Waste Services, Inc.*                     599,300         19,814,356
    Waste Industries, Inc.*                           16,400            325,950
                                                                 --------------
                                                                 $  198,364,600
-------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Applied Graphics Technologies, Inc.*             153,000     $    7,114,500
    CMP Media, Inc.*                                  31,500            594,563
    Journal Register Co.*                             65,000          1,100,938
    Mail-Well, Inc.*                                 577,500         18,840,937
    Petersen Cos., Inc.*                              66,200          1,191,600
                                                                 --------------
                                                                 $   28,842,538
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Wisconsin Central Transportation Corp.*          246,600     $    7,428,825
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    LaSalle Partners, Inc*                            23,000     $      797,813
    NHP, Inc.*                                       424,000         12,402,000
    Security Capital Group, Inc.*                     80,000          2,570,000
    Trammell Crow Co.*                                49,500          1,089,000
                                                                 --------------
                                                                 $   16,858,813
-------------------------------------------------------------------------------
  Real Estate Investment Trusts
    CCA Prison Realty Trust                           60,000     $    2,137,500
    Imperial Credit Commercial Mortgage Investment   150,000          2,343,750
                                                                 --------------
                                                                 $    4,481,250
-------------------------------------------------------------------------------
  Restaurants and Lodging - 10.1%
    Amerihost Properties, Inc.++*                    517,000     $    3,295,875
    Apple South, Inc.                                370,000          6,798,750
    Applebee's International, Inc.++*              3,139,500         66,321,937
    Back Bay Restaurant Group, Inc.*                  83,000            498,000
    Bertucci's, Inc.*                                160,000          1,010,000
    Brinker International, Inc.*                     390,000          5,752,500
    Bristol Hotel Co.*                                35,000            866,250
    Buffets, Inc.++*                               2,953,050         26,208,319
    Candlewood Hotel Co., Inc.*                      225,000          1,968,750
    Capstar Hotel Co.*                               884,000         33,094,750
    Choice Hotels, Inc.*                              78,600          1,370,588
    Doubletree Corp.*                                379,600         16,678,675
    Execustay Corp.*                                 144,000          1,386,000
    Extended Stay America##(+)*                    1,000,000         11,500,000
    Extended Stay America, Inc.*                     302,704          3,481,096
    Four Seasons Hotels, Inc.                        150,000          4,818,750
    Friendly Ice Cream Corp.*                        353,800          5,660,800
    Hammons (John Q) Hotels, Inc.++*                 549,300          4,737,713
    HFS, Inc.++*                                   8,096,890        555,649,076
    IHOP, Inc.++*                                    520,800         17,772,300
    Interstate Hotels Co.*                           240,000          8,880,000
    ITT Corp.*                                        10,000            758,750
    Lone Star Steakhouse & Saloon, Inc.*             370,500          6,900,562
    Marriott International, Inc.                     100,000          7,243,750
    MGM Grand, Inc.*                                 262,000         10,250,750
    Mortons Restaurant Group, Inc.++*                500,000         11,250,000
    Outback Steakhouse, Inc.*                        120,000          3,592,500
    Papa John's International, Inc.*                 132,300          4,398,975
    PJ America, Inc.*                                 69,600            957,000
    Promus Hotel Corp.*                            1,602,501         66,503,791
    Rainforest Cafe, Inc.*                           115,000          4,140,000
    Schlotzskys, Inc.*                               142,200          2,470,725
    ShoLodge, Inc.++*                                375,600          6,009,600
    Showbiz Pizza Time, Inc.++*                    1,017,000         21,865,500
    Signature Resorts, Inc.*                         135,000          3,611,250
    Sonic Corp.*                                     460,000         12,721,875
    Star Buffet, Inc.*                                54,000            705,375
    Sun International Hotels Ltd.*                    55,000          2,086,563
    Sunburst Hospitality Corp.*                       26,200            262,000
    Taco Cabana, Inc.++*                             962,395          5,052,574
    Total Entertainment Restaurant Corp.*             66,500            386,531
    Trendwest Resorts, Inc.*                          32,000            792,000
    U.S. Franchise Systems, Inc., "A"*                37,600            303,150
    Wyndham Hotel Corp.*                              40,550          1,723,375
                                                                 --------------
                                                                 $  951,736,725
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Action Performance Cos., Inc.*                    10,000     $      290,000
    Audio Book Club, Inc.*                            17,600            121,000
    Ballantyne of Omaha, Inc.*                       127,000          2,333,625
    Carriage Services, Inc.*                          80,000          1,560,000
    Central Parking Corp.                             66,600          3,833,662
    Childrens Discovery Centers of America, Inc.*    220,000          1,815,000
    CHS Electronics, Inc.*                           336,450          6,350,494
    Columbus McKinnon Corp.                          150,000          3,506,250
    Compass Plastics & Technologies, Inc.             50,000            406,250
    Edutrek International, Inc., "A"*                 23,000            537,625
    Equity Corp. International*                      400,000          8,550,000
    Flanders Corp.*                                  117,000            877,500
    OSI Systems, Inc.*                                25,500            331,500
    Rayovac Corp.*                                    62,800          1,051,900
    Rock Of Ages Corp.*                               13,500            249,750
    Staffmark, Inc.*                                 320,000         11,160,000
    Stewart Enterprises, Inc.                        340,000         14,768,750
    Wackenhut Corp.                                  200,000          3,962,500
    White Cap Industries Corp.*                       21,100            404,856
    Wilmar Industries, Inc.*                          66,600          1,748,250
                                                                 --------------
                                                                 $   63,858,912
-------------------------------------------------------------------------------
  Steel - 0.1%
    Citation Corp.*                                  600,000     $   10,312,500
-------------------------------------------------------------------------------
  Stores - 8.3%
    A.C. Moore Arts & Crafts, Inc.*                   23,400     $      351,000
    Alrenco, Inc.*                                   230,000          3,680,000
    American Pad & Paper Co.*                        840,000         12,180,000
    Bed Bath & Beyond, Inc.*                         118,000          3,938,250
    Boise Cascade Office Products Corp.*             341,400          6,187,875
    Borders Group, Inc.*                             400,000         11,425,000
    BT Office Products International, Inc.*          771,800          7,910,950
    CompUSA, Inc.*                                   440,000         16,087,500
    Consolidated Stores Corp.*                     1,193,125         58,015,703
    Corporate Express, Inc.*                       3,025,000         47,265,625
    Creative Computers, Inc.*                         60,000            735,000
    CVS Corp.                                        202,300         13,427,662
    Dayton-Hudson Corp.                               13,000            863,688
    Friedmans, Inc.*                                 125,000          1,828,125
    General Nutrition Cos., Inc.*                  1,442,088         49,211,253
    Globe Business Resources, Inc.*                   25,000            515,625
    Gymboree Corp.*                                  610,000         17,613,750
    Home Depot, Inc.                                 606,150         33,906,516
    Micro Warehouse, Inc.++*                       2,878,500         41,738,250
    Mothers Work, Inc.++*                            211,500          1,797,750
    Movie Gallery, Inc.*                             368,100          1,173,319
    MSC Industrial Direct, Inc.*                     150,800          5,862,350
    Office Depot, Inc.*                            7,329,100        173,149,987
    OfficeMax, Inc.*                                 893,000         12,557,812
    PETsMART, Inc.*                                  182,674          1,427,141
    Rental Service Corp.*                            112,800          2,834,100
    Renters Choice, Inc.*                            321,000          7,222,500
    Republic Industries, Inc.*                     1,478,300         38,528,194
    Rite Aid Corp.                                 1,117,300         73,462,475
    Shoe Carnival, Inc.*                             425,000          3,825,000
    Sports Club, Inc.*                               196,000          1,568,000
    Staples, Inc.*                                   432,768         12,198,648
    Sunglass Hut International, Inc.*                500,000          3,187,500
    TJX Cos., Inc.                                   130,000          4,485,000
    U.S. Office Products Co.*                      5,404,716        107,418,730
    Viking Office Products, Inc.*                     10,000            231,875
                                                                 --------------
                                                                 $  777,812,153
-------------------------------------------------------------------------------
  Telecommunications - 9.1%
    ACC Corp.*                                        90,000     $    4,207,500
    APAC Teleservices, Inc.*                         450,000          6,300,000
    Ascend Communications, Inc.*                     804,700         20,067,206
    Aspect Telecommunications Corp.*                 351,100          7,877,806
    Boston Communications Group, Inc.*               201,757          1,891,472
    Cable Design Technologies Corp.*                 586,800         23,765,400
    Cisco Systems, Inc.*                           4,920,950        424,431,937
    DSP Communications, Inc.*                        230,000          3,680,000
    Equalnet Holding Corp.++*                        400,000            637,500
    Excel Communications, Inc.*                      235,000          5,522,500
    Excel Switching Corp.*                            21,100            509,038
    Glenayre Technologies, Inc.*                   1,475,000         16,040,625
    Hypercom Corp.*                                  337,200          5,395,200
    International Telecommunication Data Systems, I   15,000            391,875
    ITC Deltacom, Inc.*                               40,900            577,713
    LCC International, Inc.*                          25,000            493,750
    Lightbridge, Inc.*                                30,000            435,000
    Lucent Technologies, Inc.                        245,000         19,630,625
    McLeodUSA, Inc., "A"*                             81,200          3,004,400
    Melita International Corp.*                       25,000            231,250
    Metro One Telecommunications, Inc.*               34,500            284,625
    Metromedia Fiber Network, Inc., "A"*              71,700          1,209,938
    Network Solutions, Inc.*                          20,900            339,625
    Nextlink Communications, Inc., "A"*               55,200          1,117,800
    Omnipoint Corp.*                                  30,000            633,750
    Premisys Communications, Inc.*                    29,800            821,363
    Qwest Communications International, Inc.*         46,400          2,534,600
    RMH Teleservices, Inc.*                          238,000          1,279,250
    Startec Global Communications Corp.*              55,000            880,000
    Sterling Commerce, Inc.*                          59,826          2,078,953
    Tel-Save Holdings, Inc.++*                     3,624,700         78,384,137
    Tel-Save Holdings, Inc.##++(+)*                2,588,700         55,980,637
    Teleport Communications Group, Inc., "A"*        270,000         13,230,000
    Teligent, Inc.*                                   10,000            256,250
    Tellabs, Inc.*                                    90,000          4,680,000
    Transaction Network Services, Inc.*              250,700          4,387,250
    VDI Media*                                       300,000          3,412,500
    West Teleservices Corp.*                          60,950            708,544
    Westell Technologies, Inc.*                       20,000            332,500
    WorldCom, Inc.*                                4,327,582        138,482,624
                                                                 --------------
                                                                 $  856,125,143
-------------------------------------------------------------------------------
  Transportation - 0.2%
    Budget Group, Inc.*                              302,700     $   10,745,850
    Carey International, Inc.*                        83,000          1,141,250
    Coach USA, Inc.*                                 156,300          4,356,863
    Hub Group, Inc.*                                  30,000            960,000
                                                                 --------------
                                                                 $   17,203,963
-------------------------------------------------------------------------------
    Utilities - Electric - 0.1%
      Calenergy, Inc.*                               290,000     $    9,642,500
      Kuhlman Corp.                                   52,300          1,846,844
      Power One, Inc.*                                25,700            420,837
                                                                 --------------
                                                                 $   11,910,181
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.7%
    Brooks Fiber Properties, Inc.*                    68,400     $    3,744,900
    MCI Communications Corp.                       3,600,000        158,175,000
                                                                 --------------
                                                                 $  161,919,900
-------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1+(+)*                         3,000,000     $      563,730
    Copley Partners 2+(+)*                         3,000,000          1,197,540
    Highland Capital Partners+(+)*                 7,500,000          1,175,700
                                                                 --------------
                                                                 $    2,936,970
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $8,825,326,463
-------------------------------------------------------------------------------
Foreign Stocks - 4.3%
  Argentina
    Banco Rio de La Plata S.A., ADR (Banks and
      Credit Cos.)*                                  280,000     $    3,517,500
-------------------------------------------------------------------------------
  Australia
    Sydney Harbor Casino Holdings Ltd., Preferred
      (Entertainment)                                600,000     $      612,100
-------------------------------------------------------------------------------
  Canada - 0.7%
    Bell Canada International, Inc.
      (Telecommunications)*                          106,400     $    1,547,787
    Laidlaw, Inc. (Pollution Control)                480,000          6,240,000
    Legacy Hotel Real Estate Investment Trust
      (Real Estate)##*                               773,000          5,376,988
    Loewen Group, Inc. (Business Services)         1,115,600         27,541,375
    Loewen Group, Inc. (Business Services)##         857,200         21,082,145
    Microcell Telecommunications, "B"
      (Telecommunications)*                          125,000            796,875
                                                                 --------------
                                                                 $   62,585,170
-------------------------------------------------------------------------------
  Chile
    Distribucion y Servicio D & S S.A., ADR
     (Supermarkets)*                                  62,000     $    1,081,125
-------------------------------------------------------------------------------
  France - 0.1%
    Dassault Systemes S.A. (Computer
      Software - Systems)                            265,000     $    7,047,514
    Dassault Systemes S.A., ADR (Computer
      Software - Systems)                             80,000          2,080,000
                                                                 --------------
                                                                 $    9,127,514
-------------------------------------------------------------------------------
  Germany - 1.9%
    Sap AG, ADR (Computer Software - Systems)        174,300     $   50,689,286
    Sap AG, Preferred (Computer Software - Systems)  311,625         95,925,383
    Sap Aktiengesellschaft, ADR (Computer
      Software - Systems)##                          312,200         31,532,200
                                                                 --------------
                                                                 $  178,146,869
-------------------------------------------------------------------------------
  Ireland - 0.1%
    CBT Group PLC, ADR (Publishing)*                 124,000     $    8,757,500
    Warner Chilcott PLC, ADR (Medical and Health
      Products)*                                      48,000            660,000
                                                                 --------------
                                                                 $    9,417,500
-------------------------------------------------------------------------------
  Israel
    NICE Systems Ltd., ADR (Telecommunications)*      60,000     $    2,617,500
-------------------------------------------------------------------------------
  Italy - 0.3%
    Gucci Group NV (Apparel and Textiles)            580,000     $   23,598,750
-------------------------------------------------------------------------------
  Mexico
    TV Azteca, S.A. de C.V., ADR (Broadcasting)*      81,900     $    1,694,306
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser NV (Consumer Goods and Services)*      137,000     $    4,811,613
-------------------------------------------------------------------------------
  New Zealand
    MAS Technology Ltd., ADR (Telecommunications)*    30,000     $      465,000
-------------------------------------------------------------------------------
  Sweden
    Munters AB (Consumer Goods and Services)*         42,200     $      404,508
-------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Danka Business Systems, ADR (Business Services)2,710,300 $ 99,603,525 Dr. Solomon's Group PLC, ADR (Computer Software -
      Personal Computers)*                           105,000          3,648,750
    Insignia Solutions PLC, ADR (Computer Software -
      Personal Computers)*                           457,700          1,029,825
    Jarvis Hotels PLC (Restaurants and Lodging)+      98,300            253,272
    SELECT Software Tools, ADR (Computer
      Software - Systems)*                            31,500            220,500
                                                                 --------------
                                                                 $  104,755,872
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  402,835,327
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,015,051,353)                   $9,228,161,790
-------------------------------------------------------------------------------
  Entertainment
    American Radio Systems Corp., 7s##                91,100     $    5,363,512
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Apple South, Inc.##*                             100,000     $    6,950,000
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $9,555,000)                                                    $   12,313,512
-------------------------------------------------------------------------------
Warrants - 0.3%
-------------------------------------------------------------------------------
    Intel Corp.* (Identified Cost, $17,219,667)      520,000     $   29,607,500
-------------------------------------------------------------------------------
Convertible Bonds - 0.1%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
  Construction Services - 0.1%
    American Residential Services, Inc.,
      7.25s, 2004##                                $   4,000     $    3,400,000
-------------------------------------------------------------------------------
  Medical and Health Products
    Ventritex, Inc., 5.75s, 2001                   $   1,230     $    1,369,913
-------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004                     $   2,000     $    1,975,000
-------------------------------------------------------------------------------
  Telecommunications
    Midcom Communications Inc., 8.25s, 2003##      $   4,600     $      736,000
-------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $11,830,000)                                 $    7,480,913
-------------------------------------------------------------------------------
Short-Term Obligations - 0.8%
-------------------------------------------------------------------------------
    General Electric Capital Corp., due 12/01/97   $  57,910     $   57,910,000
    Federal Home Loan Bank, due 12/01/97              14,850         14,850,000
    Federal Home Loan Mortgage Corp., due 12/11/97     5,450          5,441,719
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $   78,201,719
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,131,857,739)              $9,355,765,434
Other Assets, Less Liabilities - 0.6%                                54,103,391
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $9,409,868,825
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $5,552,294,593)       $8,079,527,223
    Affiliated issuer (identified cost, $579,563,146)             1,276,238,211
                                                                 --------------
      Total investments, at value (identified cost,
        $6,131,857,739)                                          $9,355,765,434
  Cash                                                                   42,612
  Receivable for investments sold                                    35,194,449
  Receivable for Fund shares sold                                   109,364,757
  Interest and dividends receivable                                     650,629
  Other assets                                                           82,327
                                                                 --------------
      Total assets                                               $9,501,100,208
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   54,522,284
  Payable for Fund shares reacquired                                 29,525,426
  Payable to affiliates -
    Management fee                                                      712,098
    Administrative fee                                                    4,098
    Shareholder servicing agent fee                                     132,037
    Distribution and service fee                                      4,966,604
  Accrued expenses and other liabilities                              1,368,836
                                                                 --------------
      Total liabilities                                          $   91,231,383
                                                                 --------------
Net assets                                                       $9,409,868,825
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $6,109,448,139
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               3,223,907,695
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    76,600,394
  Accumulated net investment loss                                       (87,403)
                                                                 --------------
      Total                                                      $9,409,868,825
                                                                 ==============
Shares of beneficial interest outstanding                          253,450,559
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,875,015,463 / 103,227,914 shares of
     beneficial interest outstanding)                                $37.54
                                                                     ======
  Offering price per share (100/94.25)                               $39.83
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,143,325,645 / 139,575,574 shares of
     beneficial interest outstanding)                                $36.85
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $344,287,246 / 9,391,454 shares of
     beneficial interest outstanding)                                $36.66
                                                                     ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $47,240,471 / 1,255,617 shares of
     beneficial interest outstanding)                                $37.62
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997
-----------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest (including income on securities loaned of $2,756,529)         $    8,811,446
    Dividends (including $219,765 received from affiliated issuers)             7,737,242
    Foreign taxes withheld                                                       (298,427)
                                                                           --------------
      Total investment income                                              $   16,250,261
                                                                           --------------
  Expenses -
    Management fee                                                         $   54,601,569
    Trustees' compensation                                                         53,852
    Shareholder servicing agent fee                                             9,285,858
    Shareholder servicing agent fee (Class A)                                     222,997
    Shareholder servicing agent fee (Class B)                                     450,561
    Shareholder servicing agent fee (Class C)                                      15,486
    Distribution and service fee (Class A)                                      7,774,642
    Distribution and service fee (Class B)                                     42,917,427
    Distribution and service fee (Class C)                                      2,228,591
    Administrative fee                                                            284,318
    Custodian fee                                                               1,540,518
    Printing                                                                      367,060
    Postage                                                                     1,065,002
    Auditing fees                                                                  41,586
    Legal fees                                                                    116,470
    Miscellaneous                                                               5,641,328
                                                                           --------------
      Total expenses                                                       $  126,607,265
    Fees paid indirectly                                                         (454,837)
                                                                           --------------
      Net expenses                                                         $  126,152,428
                                                                           --------------
        Net investment loss                                                $ (109,902,167)
                                                                           --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions (including $1,213,203 net loss from
      transactions with affiliated issuers)                                $  192,002,345
    Foreign currency transactions                                                 (10,312)
                                                                           --------------
      Net realized gain on investments and foreign currency transactions   $  191,992,033
                                                                           --------------
  Change in unrealized appreciation -
    Investments                                                            $1,252,998,436
    Translation of assets and liabilities in foreign currencies                       495
                                                                           --------------
      Net unrealized gain on investments and foreign currency
        translation                                                        $1,252,998,931
                                                                           --------------
        Net realized and unrealized gain on investments and foreign
          currency                                                         $1,444,990,964
                                                                           --------------
          Increase in net assets from operations                           $1,335,088,797
                                                                           ==============
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                             1997              1996
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $ (109,902,167)    $  (69,790,020)
  Net realized gain on investments and foreign currency
    transactions                                             191,992,033        116,124,161
  Net unrealized gain on investments and foreign
    currency translation                                   1,252,998,931        775,003,905
                                                          --------------     --------------
    Increase in net assets from operations                $1,335,088,797     $  821,338,046
                                                          --------------     --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                       $  (28,565,649)    $     --

  From net realized gain on investments and foreign
    currency transactions (Class B)                          (21,625,602)          --
  From net realized gain on investments and foreign
    currency transactions (Class C)
                                                              (1,402,958)          --
                                                          --------------     --------------
    Total distributions declared to shareholders          $  (51,594,209)          --
                                                          --------------     --------------
Fund share (principal) transactions -
  Net increase in net assets from Fund share
    transactions                                          $1,825,218,681     $2,167,297,512
                                                          --------------     --------------
      Total increase in net assets                        $3,108,713,269     $2,988,635,558
Net assets:
  At beginning of period                                   6,301,155,556      3,312,519,998
                                                          --------------     --------------

At end of period (including accumulated net investment
  loss of $87,403 and $75,198, respectively)              $9,409,868,825     $6,301,155,556
                                                          ==============     ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                           1997        1996         1995         1994         1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $32.01       $26.79       $18.73       $17.68       $16.43
                                                               ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment loss                                          $(0.34)      $(0.29)      $(0.23)      $(0.20)      $(0.03)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                                 6.24         5.51         8.68         1.78         1.28
                                                               ------       ------       ------       ------       ------
   Total from investment operations                            $ 5.90       $ 5.22       $ 8.45       $ 1.58       $ 1.25
                                                               ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                              $(0.37)      $ --         $(0.38)      $(0.53)      $ --
  In excess of net realized gain on investments
    and foreign currency transactions                            --           --           --  ***      --           --
  From paid-in capital                                           --           --          (0.01)        --           --
                                                               ------       ------       ------       ------       ------
   Total distributions declared to shareholders                $(0.37)      $ --         $(0.39)      $(0.53)      $ --
                                                               ------       ------       ------       ------       ------
Net asset value - end of period                                $37.54       $32.01       $26.79       $18.73       $17.68
                                                               ======       ======       ======       ======       ======
Total return+                                                  18.66%       19.52%       45.98%        9.06%       38.98%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.21%        1.20%        1.28%        1.33%        1.19%+
  Net investment loss                                         (0.99)%      (1.01)%      (1.04)%      (1.09)%      (0.98)%+
Portfolio turnover                                                21%          22%          20%          39%          58%
Average commission rate###                                    $0.0521      $0.0498       $ --         $ --         $ --
Net assets at end of period (000,000 omitted)                 $ 3,875      $ 2,524       $1,312       $  470       $  371

  + Annualized.
  * For the period from the inception of Class A shares, September 13, 1993, through November 30, 1993.
*** The per share distribution in excess of net realized gain on investments was $0.0049.
  # Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                             1997        1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $31.48      $26.56      $18.57      $17.64      $14.93
                                                                  ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment loss                                             $(0.59)     $(0.52)     $(0.41)     $(0.35)     $(0.33)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                    6.14        5.44        8.65        1.78        3.19
                                                                  ------      ------      ------      ------      ------
   Total from investment operations                               $ 5.55      $ 4.92      $ 8.24      $ 1.43      $ 2.86
                                                                  ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                                 $(0.18)     $ --        $(0.24)     $(0.50)     $(0.15)
  In excess of net realized gain on investments
    and foreign currency transactions                               --          --          --  ***     --          --
  From paid-in capital                                              --          --         (0.01)       --          --
                                                                  ------      ------      ------      ------      ------
   Total distributions declared to shareholders                   $(0.18)     $ --        $(0.25)     $(0.50)     $(0.15)
                                                                  ------      ------      ------      ------      ------
Net asset value - end of period                                   $36.85      $31.48      $26.56      $18.57      $17.64
                                                                  ======      ======      ======      ======      ======
Total return                                                      17.78%      18.52%      44.89%       8.21%      19.36%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.97%       2.00%       2.08%       2.14%       2.19%
  Net investment loss                                            (1.75)%     (1.80)%     (1.83)%     (1.90)%     (1.61)%
Portfolio turnover                                                   21%         22%         20%         39%         58%
Average commission rate###                                       $0.0521     $0.0498        --          --          --
Net assets at end of period (000,000 omitted)                    $ 5,144     $ 3,659      $2,001      $  769      $  602

*** The per share distribution in excess of net realized gain on investments was $0.0031.
  # Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1992             1991             1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $12.07           $ 6.89           $ 7.69         $ 5.91         $ 4.97
                                                       ------           ------           ------         ------         ------
Income from investment operations -
  Net investment loss                                  $(0.07)          $(0.13)          $(0.14)        $(0.13)        $(0.11)
  Net realized and unrealized gain on investments
    and foreign currency transactions                    3.52             5.31            (0.66)          1.91           1.05
                                                       ------           ------           ------         ------         ------
   Total from investment operations                    $ 3.45           $ 5.18           $(0.80)        $ 1.78         $ 0.94
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $(0.59)          $  --            $  --          $  --          $  --
                                                       ------           ------           ------         ------         ------
   Total distributions declared to shareholders        $(0.59)          $  --            $  --          $  --          $  --
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $14.93           $12.07           $ 6.89         $ 7.69         $ 5.91
                                                       ======           ======           ======         ======         ======
Total return                                           29.25%           75.18%           10.40%         30.12%         18.91%
Ratios (to average net assets)/Supplemental data:
  Expenses                                              2.33%            2.50%            2.75%          2.81%          2.30%
  Net investment loss                                 (2.00)%          (1.98)%          (1.86)%        (1.91)%        (1.65)%
Portfolio turnover                                        59%             112%              86%            95%            57%
Net assets at end of period (000,000 omitted)          $  357           $  145           $   73         $   82          $  61

# Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                       1997               1996***
--------------------------------------------------------------------------------------------------------
                                                                           CLASS C
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $31.48              $28.37
                                                                            ------              ------
Income from investment operations# -
  Net investment loss                                                       $(0.59)             $(0.38)
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                      6.12                3.49
                                                                            ------              ------
  Total from investment operations                                          $ 5.53              $ 3.11
                                                                            ------              ------
Less distributions declared to shareholders
  From net realized gain on investments and foreign currency
   transactions                                                             $(0.35)            $  --
                                                                            ------              ------
Net asset value - end of period                                             $36.66              $31.48
                                                                            ======              ======
Total return                                                                17.81%              10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 1.97%               1.35%+
  Net investment loss                                                      (1.75)%             (1.25)%+
Portfolio turnover                                                             21%                 22%
Average commission rate                                                    $0.0521             $0.0498
Net assets at end of period (000,000 omitted)                               $  344              $  119

*** For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               1997****
------------------------------------------------------------------------------
                                                                     CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $29.98
                                                                     ------
Income from investment operations# -
  Net investment loss                                                $(0.23)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                       7.87
                                                                     ------
    Total from investment operations                                 $ 7.64
                                                                     ------
Net asset value - end of period                                      $37.62
                                                                     ======
Total return                                                         25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.97%+
  Net investment loss                                               (0.74)%+
Portfolio turnover                                                      21%
Average commission rate                                             $0.0521
Net assets at end of period (000,000 omitted)                         $  47

**** For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives a fee for lending its securities and also continues to earn income on the securities loaned. At November 30, 1997, the value of securities loaned was $67,723,013. These loans are collateralized by U.S. Treasury securities in the amount of $70,190,866.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend date or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $109,889,962 was reclassified from accumulated undistributed net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.71% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                      0.0150%
Next $1 billion                                                       0.0125%
Next $1 billion                                                       0.0100%
In excess of $3 billion                                               0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,763 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,926,366 for the year ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $780,368 for the year ended November 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,499,293 and $70,363 for Class B and Class C shares, respectively, for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30, 1997, were 1.00% and 1.00% of average net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $161,446, $6,529,149, and $153,833 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $3,247,795,952 and $1,598,904,626, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $6,133,081,916
                                                               --------------
Gross unrealized appreciation                                  $3,593,023,725
Gross unrealized depreciation                                    (370,340,207)
                                                               --------------
    Net unrealized appreciation                                $3,222,683,518
                                                               --------------
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                     YEAR ENDED NOVEMBER 30, 1997            YEAR ENDED NOVEMBER 30, 1996
                                 --------------------------------        --------------------------------
                                      SHARES               AMOUNT             SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                      186,156,395       $6,322,350,066        125,633,192       $3,667,675,756
Shares from merger of USA
 Growth Fund                       5,056,383          166,860,649             --                   --
Shares issued to shareholders in
 reinvestment of distributions       879,714           26,601,710             --                   --
Transfer to Class I                 (888,406)         (26,634,425)            --                   --
Shares reacquired               (166,809,329)      (5,698,965,342)       (95,760,044)      (2,803,650,694)
                                ------------       --------------        -----------       --------------
    Net increase                  24,394,757       $  790,212,658         29,873,148       $  864,025,062
                                ============       ==============        ===========       ==============

Class B Shares
                                     YEAR ENDED NOVEMBER 30, 1997            YEAR ENDED NOVEMBER 30, 1996
                                 --------------------------------        --------------------------------
                                      SHARES               AMOUNT             SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                       75,823,687       $2,516,584,452         86,922,156       $2,514,573,078
Shares issued to shareholders in
 reinvestment of distributions       567,281           16,942,530          --                  --
Shares reacquired                (53,046,942)      (1,739,291,055)       (46,040,180)      (1,324,527,599)
                                ------------       --------------        -----------       --------------
    Net increase                  23,344,026       $  794,235,927         40,881,976       $1,190,045,479
                                ============       ==============        ===========       ==============

Class C Shares
                                     YEAR ENDED NOVEMBER 30, 1997            YEAR ENDED NOVEMBER 30, 1996
                                 --------------------------------        --------------------------------
                                      SHARES               AMOUNT             SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        9,194,500       $  307,318,296          4,515,421       $  135,088,436
Shares issued to shareholders in
 reinvestment of distributions        22,963              684,782          --                  --
Shares reacquired                 (3,605,048)        (120,103,252)          (736,382)         (21,861,465)
                                ------------       --------------        -----------       --------------
    Net increase                   5,612,415       $  187,899,826          3,779,039       $  113,226,971
                                ============       ==============        ===========       ==============

Class I Shares
                                   PERIOD ENDED NOVEMBER 30, 1997*
                                 --------------------------------
                                      SHARES               AMOUNT
-----------------------------------------------------------------
Shares sold                          530,365          $16,396,903
Transfer from Class A                888,406           26,634,425
Shares reacquired                   (163,154)          (5,454,303)
                                ------------       --------------
    Net increase                   1,255,617          $37,577,025
                                ============       ==============

* For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $63,817.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1997, is set forth on the following pages.

                                                        ACQUISITIONS                      DISPOSITIONS
                                    BEGINNING  -------------------------------  --------------------------------
AFFILIATE                              SHARES         SHARES              COST         SHARES               COST
---------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.            522,000         --          $     --            (5,000)      $    (35,625)
Applebees International, Inc.       3,126,500         55,000         1,264,810       (42,000)        (1,012,732)
Buffets, Inc.                       2,953,050         --                --             --               --
Cadence Design Systems, Inc.        4,267,525      6,391,945        39,022,234       (84,400)        (3,055,588)
Dayton Superior Corp.                 265,000         --                --             --               --
Equalnet Holding Corp.                520,400         --                --          (120,400)        (1,572,126)
HFS, Inc.                           6,441,610      1,655,280        91,746,040         --               --
IHOP Corp.                            612,200         --                --           (91,400)        (2,263,315)
Hammons (John Q.) Hotels, Inc.        549,300         --                --             --               --
Mariner Health Group, Inc.          1,048,900        625,300         8,791,324       (10,000)          (228,771)
Micro Warehouse, Inc.               2,565,200        313,300         4,247,357         --               --
Mortons Restaurant Group, Inc.        553,200         --                --           (53,200)          (814,425)
Mothers Work, Inc.                    211,500         --                --             --               --
Orthodontics Centers of
  America, Inc.                     1,990,000        200,000         2,425,000         --               --
Scopus Technology                      --          1,068,400        15,849,379         --               --
ShoLodge, Inc.                        375,600         --                --             --               --
Showbiz Pizza Time, Inc.            1,030,000        100,000         1,650,000      (113,000)        (1,966,125)
System Software Associates,
Inc.                                2,519,350         --                --          (152,099)        (3,627,331)
Taco Cabana, Inc.                     962,395         --                --             --               --
Tel-Save Holdings, Inc.             1,827,350      4,406,050        42,713,550       (20,000)          (195,212)
                                                                  ------------                     ------------
                                                                  $207,709,694                     $(14,771,250)
                                                                  ============                     ============

                                                ENDING          REALIZED       DIVIDEND              ENDING
AFFILIATE                                       SHARES       GAIN (LOSS)         INCOME               VALUE
-----------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                     517,000      $    (3,751)      $  --            $  3,295,875
Applebees International, Inc.                3,139,500           --            219,765           66,321,937
Buffets, Inc.                                2,953,050           --              --              26,208,319
Cadence Design Systems, Inc.                10,575,070        1,280,914          --             267,020,517
Dayton Superior Corp.                          265,000           --              --               4,505,000
Equalnet Holding Corp.                         400,000       (1,337,016)         --                 637,500
HFS, Inc.                                    8,096,890           --              --             555,649,076
IHOP Corp.                                     520,800          224,032          --              17,772,300
Hammons (John Q.) Hotels, Inc.                 549,300           --              --               4,737,713
Mariner Health Group, Inc.                   1,664,200          (73,776)         --              24,130,900
Micro Warehouse, Inc.                        2,878,500           --              --              41,738,250
Mortons Restaurant Group, Inc.                 500,000          347,902          --              11,250,000
Mothers Work, Inc.                             211,500           --              --               1,797,750
Orthodontics Centers of
  America, Inc.                              2,190,000           --              --              39,693,750
Scopus Technology                            1,068,400           --              --              12,820,800
ShoLodge, Inc.                                 375,600           --              --               6,009,600
Showbiz Pizza Time, Inc.                     1,017,000          141,811          --              21,865,500
System Software Associates, Inc.             2,367,251       (2,051,842)         --              31,366,076
Taco Cabana, Inc.                              962,395           --              --               5,052,574
Tel-Save Holdings, Inc.                      6,213,400          258,523          --             134,364,774
                                                            -----------       --------   ------------------
                                                            $(1,213,203)      $219,765       $1,276,238,211
                                                            ===========       ========       ==============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Fund owned the following restricted securities (constituting 1.84% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                               DATE OF         SHARES
DESCRIPTION                                ACQUISITION         AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC                              6/21/96         98,300      $    264,282      $    253,272
Copley Partners 1                             12/06/86      3,000,000         1,787,509           563,730
Copley Partners 2                   12/02/86 - 8/09-91      3,000,000         2,054,422         1,197,540
Highland Capital Partners            6/28/88 - 6/28/93      7,500,000         5,482,059         1,175,700
Republic Industries, Inc.                      5/15/96      6,505,000       227,897,500       169,536,563
                                                                                             ------------
                                                                                             $172,726,805
                                                                                             ============

(9) Acquisition
At the close of business on June 2, 1997, the Fund acquired all of the assets and liabilities of the New USA Growth Fund, a series of New USA Mutual Funds, Inc. The acquisition was accomplished by a tax free exchange of 5,056,383 Class A shares of the Fund (valued at $166,860,649) for 13,631,450 shares of the New USA Growth Fund's net assets on that date ($166,860,649), including $15,293,245 of unrealized appreciation, which were combined with those of the Fund. The aggregate net assets for Class A shares after the acquisition were $2,359,349,019.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Emerging Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the Series constituting MFS Series Trust II) as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Emerging Growth Fund

TRUSTEES                                SECRETARY
A. Keith Brodkin* - Chairman and        Stephen E. Cavan*
President; Chairman and Director,
Massachusetts Financial Services        ASSISTANT SECRETARY
Company                                 James R. Bordewick, Jr.*

Richard B. Bailey* - Private            CUSTODIAN
Investor; Former Chairman and           State Street Bank and Trust Company
Director (until 1991), Massachusetts
Financial Services Company              AUDITORS
                                        Deloitte & Touche LLP
Marshall N. Cohan - Private Investor
                                        INVESTOR INFORMATION
Lawrence H. Cohn, M.D. - Chief of       For MFS stock and bond market outlooks,
Cardiac Surgery, Brigham and Women's    call toll free: 1-800-637-4458 anytime
Hospital; Professor of Surgery,         from a touch-tone telephone.
Harvard Medical School
                                        For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE -    call your financial adviser or, for an
Chief Executive Officer, Edmund         information kit, call toll free:
Gibbons Ltd.                            1-800-637-2929 any business day from 9
                                        a.m. to 5 p.m. Eastern time (or leave a
Abby M. O'Neill - Private Investor      message anytime).

Walter E. Robb, III - President and     INVESTOR SERVICE
Treasurer, Benchmark Advisors, Inc.     MFS Service Center, Inc.
(corporate financial consultants);      P.O. Box 2281
President, Benchmark Consulting         Boston, MA 02107-9906
Group, Inc. (office services)
                                        For general information, call toll free:
Arnold D. Scott* - Senior Executive     1-800-225-2606 any business day from
Vice President, Director and            8 a.m. to 8 p.m. Eastern time.
Secretary, Massachusetts Financial
Services Company                        For service to speech- or
                                        hearing-impaired, call toll free:
Jeffrey L. Shames* - President and      1-800-637-6576 any business day from 9
Director, Massachusetts Financial       a.m. to 5 p.m. Eastern time. (To use
Services Company                        this service, your phone must be
                                        equipped with a Telecommunications
J. Dale Sherratt - President, Insight   Device for the Deaf.)
Resources, Inc. (acquisition planning
specialists)                            For share prices, account balances, and
                                        exchanges, call toll free:
Ward Smith - Former Chairman (until     1-800-MFS-TALK (1-800-637-8255) anytime
1994), NACCO Industries (holding        from a touch-tone telephone.
company)
                                        WORLD WIDE WEB
INVESTMENT ADVISER                      www.mfs.com
Massachusetts Financial Services
 Company                                [Dalbar Logo]       For the fourth year
500 Boylston Street                                         in a row, MFS earned
Boston, MA 02116-3741                   a #1 ranking in the DALBAR, Inc.
                                        Broker/Dealer Survey, Main Office
DISTRIBUTOR                             Operations Service Quality Category.
MFS Fund Distributors, Inc.             The firm achieved a 3.42 overall score
500 Boylston Street                     on a scale of 1 to 4 in the 1997
Boston, MA 02116-3741                   survey. A total of 111 firms responded,
                                        offering input on the quality of
PORTFOLIO MANAGER                       service they received from 29 mutual
John W. Ballen*                         fund companies nationwide. The survey
                                        contained questions about service
TREASURER                               quality in 11 categories, including
W. Thomas London*                       "knowledge of operations contact,"
                                        "keeping you informed," and "ease of
ASSISTANT TREASURERS                    doing business" with the firm.
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) Emerging Growth Fund                                     ----------------
                                                                   Bulk Rate
500 Boylston Street                                               U.S. Postage
Boston, MA 02116-3741                                                 Paid
                                                                      MFS
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(C)1998 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
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